Exhibit 99.1

LifeMap Sciences, Inc. Announces Addition to Board of Directors and Provides Update on Product Portfolio Development

ALAMEDA, Calif.--(BUSINESS WIRE)--October 19, 2012--BioTime, Inc. (NYSE MKT: BTX) and its subsidiary, LifeMap Sciences, Inc., today announced the appointment of Louis E. Silverman to LifeMap Sciences’ board of directors.

Mr. Silverman is an experienced health care executive with board level and operating experience in health care IT, pharmaceuticals, home health care, worker’s compensation managed care and revenue cycle management. From September 2009 through to its successful sale in June of 2012, Mr. Silverman was the Chief Executive Officer of privately held Marina Medical Billing Service Inc., a company focused on providing revenue cycle management services nationally to emergency room physicians. Prior to joining Marina Medical, Mr. Silverman was President and Chief Executive Officer of Lifecomm, Inc., a Qualcomm Incorporated incubated wireless health services start-up. From 2000 – 2008, Mr. Silverman was President and Chief Executive Officer of Quality Systems, Inc., a developer of medical and dental practice management software, which he led to significant revenue growth and an increase in market value from $42 million to $1.2 billion. Previously, Mr. Silverman was the Chief Operations Officer of Corvel Corporation. Mr. Silverman currently serves as a member of the Board of Directors of Questcor Pharmaceuticals, Inc., a publicly traded biopharmaceutical company focused on the treatment of patients with serious, difficult-to-treat autoimmune and inflammatory disorders. Mr. Silverman also serves on the Board of Directors of Comarco, Inc., a public company. Mr. Silverman earned a Bachelor of Arts degree from Amherst College and a Masters in Business Administration from Harvard Graduate School of Business Administration.

In addition, today LifeMap Sciences also announced progress on key development initiatives. During the final quarter of the calendar year 2012, the company expects to launch or upgrade its four database products: GeneCards®, MalaCards, PanDaTox, and LifeMap Discovery™. In addition, LifeMap Sciences will launch the marketing and sales of BioTime’s proprietary research product lines, including PureStem™ human progenitor and human embryonic stem cell lines via the company’s LifeMap BioReagents™ portal. Another major LifeMap Sciences initiative is its therapeutic discovery collaboration with BioTime, which utilizes the LifeMap Discovery™ platform and leverages the LifeMap Sciences scientific team (including ten Ph.D. and four M.S. biologists and bioinformatics specialists) to research and identify those progenitor cell lines that are most likely to be useful in developing cell-based regenerative medicine therapies for a wide range of diseases. Once identified, selected cell lines will be marketed by LifeMap Sciences for research purposes via the LifeMap BioReagents™ portal and may be advanced into therapeutic development by BioTime and/or LifeMap Sciences.

“Adding an experienced health care executive to our Board of Directors and delivering meaningful enhancements to our product portfolio marks 2012 as a year of great progress for our company and sets the stage for continued growth and expansion into 2013,” stated David Warshawsky, Ph.D., LifeMap Sciences’ Chief Executive Officer.

About LifeMap Sciences, Inc.

LifeMap Sciences’ (www.lifemapsc.com) core technology and business is based on its integrated database suite, the discovery platform for biomedical and stem-cell research. This platform includes GeneCards®: the leading human gene database; LifeMap Discovery™, the database of embryonic development, stem cell research and regenerative medicine; and MalaCards, the human disease database. LifeMap Sciences also markets PanDaTox, an innovative, recently developed, searchable database that can aid in the discovery of new antibiotics and biotechnologically beneficial products.

In addition to database offerings, BioTime plans to make LifeMap Sciences BioTime’s principal marketing subsidiary for research products, including PureStem™ human progenitor cell lines, GMP human embryonic stem (hES) cell lines, ESpan™ growth media for progenitor cell lines, and cell differentiation media for non-therapeutic uses, via its LifeMap BioReagents ™ portal. LifeMap Sciences will utilize its databases as part of its online marketing strategy to reach life sciences researchers at biotech and pharmaceutical companies and at academic institutions and research hospitals worldwide.

In a therapeutic discovery collaboration with BioTime, LifeMap’s scientists utilize LifeMap’s proprietary platform, including LifeMap Discovery™, its stem cell database, along with the GeneCards® and MalaCards integrated database suite, to aid in the development of BioTime’s proprietary PureStem™ human progenitor cell lines into products for the treatment of human diseases, especially degenerative diseases that might be treatable with cell replacement therapies. The LifeMap Discovery™ platform will be used to select the progenitor cell lines that are most likely to be useful in developing cell-based regenerative medicine therapies for a wide range of diseases.

About BioTime, Inc.

BioTime, headquartered in Alameda, California, is a biotechnology company focused on regenerative medicine and blood plasma volume expanders. Its broad platform of stem cell technologies is enhanced through subsidiaries focused on specific fields of application. BioTime develops and markets research products in the fields of stem cells and regenerative medicine, including a wide array of proprietary PureStem™ cell lines, HyStem® hydrogels, culture media, and differentiation kits. BioTime is developing Renevia™ (formerly known as HyStem®-Rx), a biocompatible, implantable hyaluronan and collagen-based matrix for cell delivery in human clinical applications. BioTime's therapeutic product development strategy is pursued through subsidiaries that focus on specific organ systems and related diseases for which there is a high unmet medical need. BioTime's majority owned subsidiary Cell Cure Neurosciences Ltd. is developing therapeutic products derived from stem cells for the treatment of retinal and neural degenerative diseases. BioTime's subsidiary OrthoCyte Corporation is developing therapeutic applications of stem cells to treat orthopedic diseases and injuries. Another subsidiary, OncoCyte Corporation, focuses on the diagnostic and therapeutic applications of stem cell technology in cancer, including the diagnostic product PanC-Dx™ currently being developed for the detection of cancer in blood samples. ReCyte Therapeutics, Inc. is developing applications of BioTime's proprietary induced pluripotent stem cell technology to reverse the developmental aging of human cells to treat cardiovascular and blood cell diseases. BioTime's subsidiary LifeMap Sciences, Inc. markets GeneCards®, the leading human gene database, and is developing an integrated database suite to complement GeneCards® that will also include the LifeMap™ database of embryonic development, stem cell research and regenerative medicine, and MalaCards, the human disease database. LifeMap will also market BioTime research products. BioTime's lead product, Hextend®, is a blood plasma volume expander manufactured and distributed in the U.S. by Hospira, Inc. and in South Korea by CJ CheilJedang Corporation under exclusive licensing agreements. Additional information about BioTime can be found on the web at www.biotimeinc.com.

Forward-Looking Statements

Statements pertaining to future financial and/or operating results, future growth in research, technology, clinical development, and potential opportunities for BioTime and its subsidiaries, along with other statements about the future expectations, beliefs, goals, plans, or prospects expressed by management constitute forward-looking statements. Any statements that are not historical fact (including, but not limited to statements that contain words such as "will," "believes," "plans," "anticipates," "expects," "estimates") should also be considered to be forward-looking statements. Forward-looking statements involve risks and uncertainties, including, without limitation, risks inherent in the development and/or commercialization of potential products, uncertainty in the results of clinical trials or regulatory approvals, need and ability to obtain future capital, and maintenance of intellectual property rights. Actual results may differ materially from the results anticipated in these forward-looking statements and as such should be evaluated together with the many uncertainties that affect the business of BioTime and its subsidiaries, particularly those mentioned in the cautionary statements found in BioTime's Securities and Exchange Commission filings. BioTime disclaims any intent or obligation to update these forward-looking statements.

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CONTACT:
BioTime, Inc.
Peter Garcia
Chief Financial Officer
510-521-3390, ext 367
pgarcia@biotimemail.com
or
Judith Segall
510-521-3390, ext 301
jsegall@biotimemail.com
or
LifeMap Sciences, Inc.
Kenneth Elsner
COO
781-826-7719
ke@lifemapsc.com